EX-10                                          INDEPENDENT CONSULTING AGREEMENT

                          INDEPENDENT CONSULTING AGREEMENT

     This Independent Consulting Agreement ("Agreement"), effective as of the 22nd day of September, 2004 ("Effective Date") is entered into by and between 5G WIRELESS COMMUNICATIONS, INC., a Nevada corporation (herein referred to as the "Company") and Ghillie Finaz, AG (herein referred to as the "Consultant").

                                      RECITALS

     WHEREAS, the Company is a publicly-held corporation with its common stock traded on the Over the Counter Bulletin Board ("OTCBB"); and

     WHEREAS, Company desires to engage the services of Consultant to represent the company as a financial advisory consultant, and to consult with management concerning related Company matters;

     NOW THEREFORE, in consideration of the promises and the mutual covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. Term of Consultancy. Company hereby agrees to retain the Consultant to act in a consulting capacity to the Company, and the Consultant hereby agrees to provide services to the Company commencing immediately and ending one year from the date of this Agreement unless otherwise terminated earlier as provided herein.

2. Duties of Consultant. The Consultant agrees that it will generally provide the following specified consulting services through its officers and employees during the term specified in Section 1, above.

     (a) Consult with and assist the Company in developing and implementing appropriate plans and means for presenting the Company and its business plans, strategy and personnel to the financial community, establishing an image for the Company in the financial community, and creating the foundation for subsequent financial public relations efforts;

     (b) With the cooperation of the Company, maintain an awareness during the term of this Agreement of the Company's plans, strategy and personnel, as they may evolve during such period, and consult with the Company regarding communicating appropriate information regarding such plans, strategy and personnel to the financial community;

     (c) The Consultant will introduce the Company to investors who the Consultant reasonably believes to be "accredited investors," as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "1933 Act"), with whom the Consultant has a pre-existing substantive relationship (the "Offerees").

     (d) At the Company's request, review business plans, strategies, mission statements budgets, proposed transactions and other plans for the purpose of advising the Company of the economic implications thereof; and

     (e) Otherwise perform as the Company's consultant with financial professionals.

3. Allocation of Time and Energies. The Consultant hereby promises to perform and discharge faithfully the responsibilities which may be assigned to the Consultant from time to time by the officers and duly authorized representatives of the Company in connection with the conduct of its financial and communications activities, so long as such activities are in compliance with applicable securities laws and regulations. Consultant and staff shall diligently and thoroughly provide the consulting services required hereunder. Although no specific hours-per-day requirement will be required, Consultant and the Company agree that Consultant will perform the duties set forth herein above in a diligent and professional manner. The parties acknowledge and agree that a disproportionately large amount of the effort to be expended and the costs to be incurred by the Consultant and the benefits to be received by the Company are expected to occur within or shortly after the first two months of the effectiveness of this Agreement. It is explicitly understood that neither the price of the Company's Common Stock, nor the trading volume of the Company's common stock hereunder measure Consultant's performance of its duties. It is also understood that the Company is entering into this Agreement with Consultant, a corporation and not any individual member or employee thereof, and, as such, Consultant will not be deemed to have breached this Agreement if any member, officer or director of the Consultant leaves the firm or dies or becomes physically unable to perform any meaningful activities during the term of the Agreement, provided the Consultant otherwise performs its obligations under this Agreement.

4.  Remuneration.

     4.1 For undertaking this engagement, for previous services rendered, and for other good and valuable consideration, the Company agrees to issue, or have issued, to the Consultant a "Commencement Bonus" of $50,000 payable immediately and an additional $50,000 immediately upon the next closing of a funding by the Company of approximately $1,000,000 in gross proceeds on similar terms as a funding currently contemplated by the Company which initial funding shall close at or about the date of this Agreement.

     4.2 The Company understands and agrees that Consultant has foregone significant opportunities to accept this engagement and that the Company derives substantial benefit from the execution of this Agreement and the ability to announce its relationship with Consultant. The Commencement Bonus, therefore, constitutes payment for Consultant's agreement to consult to the Company and is a non-refundable, non-apportionable, and non-ratable retainer and is not a prepayment for future services. If the Company decides to terminate this Agreement, for any reason whatsoever, it is agreed and understood that Consultant will not be requested or demanded by the Company to return any of the Commencement Bonus referred to in paragraph 4.1 hereunder.

     4.3 Notwithstanding anything else in this Agreement to the contrary, Company and Consultant acknowledge and agree that for purposes of the Company's internal accounting practices, the Company may desire to allocate all or a portion of the Commencement Bonus to any number of the services provided by the Consultant to the Company under this Agreement consistent with United States Generally Accepted Accounting Practices. Accordingly, Consultant agrees to cooperate with the Company, and will provide to the Company reasonable support and documentation in connection with any such allocation process.

5. Indemnification. The Company warrants and represents that all oral communications, written documents or materials furnished to Consultant or the public by the Company with respect to financial affairs, operations, profitability and strategic planning of the Company are accurate in all material respects and Consultant may rely upon the accuracy thereof without independent investigation. The Company will protect, indemnify and hold harmless Consultant against any claims or litigation including any damages, liability, cost and reasonable attorney's fees as incurred with respect thereto resulting from Consultant's communication or dissemination of any said information, documents or materials excluding any such claims or litigation resulting from Consultant's communication or dissemination of information not provided or authorized by the Company.

6. Representations. Consultant represents that, to the best of its knowledge, it is not required to maintain any licenses and registrations under federal or any state regulations necessary to perform the services set forth herein. Consultant acknowledges that, to the best of its knowledge, the performance of the services set forth under this Agreement will not violate any rule or provision of any regulatory agency having jurisdiction over Consultant. Consultant acknowledges that, to the best of its knowledge, Consultant and its officers and directors are not the subject of any investigation, claim, decree or judgment involving any violation of the Securities and Exchange Commission ("SEC") or securities laws. Consultant further acknowledges that it is not a securities broker-dealer. Company acknowledges that, to the best of its knowledge, that it has not violated any rule or provision of any regulatory agency having jurisdiction over the Company. Company acknowledges that, to the best of its knowledge, Company is not the subject of any investigation, claim, decree or judgment involving any violation of the SEC or securities laws.

7. Legal Representation. Each of Company and Consultant represents that they have consulted with independent legal counsel and tax, financial and business advisors to the extent that they deemed necessary.

8. Status as Independent Contractor. Consultant's engagement pursuant to this Agreement shall be as independent contractor, and not as an employee, officer or other agent of the Company. Neither party to this Agreement shall represent or hold itself out to be the employer or employee of the other. Consultant further acknowledges the consideration provided hereinabove is a gross amount of consideration and that the Company will not withhold from such consideration any amounts as to income taxes, social security payments or any other payroll taxes. All such income taxes and other such payment shall be made or provided for by Consultant and the Company shall have no responsibility or duties regarding such matters. Neither the Company nor the Consultant possesses the authority to bind each other in any agreements without the express written consent of the entity to be bound.

9. Attorney's Fee. If any legal action or any arbitration or other proceeding is brought for the enforcement or interpretation of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with or related to this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs in connection with that action or proceeding, in addition to any other relief to which it may be entitled.

10. Waiver. The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by such other party.

11. Notices. All notices, requests, and other communications hereunder shall be deemed to be duly given if sent by U.S. mail, postage prepaid, addressed to the other party at the address as set forth herein below:

To the Company:

5G Wireless Communications, Inc.
4136 Del Rey Avenue
Marina Del Rey, CA 90292
Attn: Jerry Dix, Chairman/Chief Executive Officer
Fax: (310) 823-0981

With a copy by telecopier only to:

Ryan S. Hong, Esq.
Richardson & Patel LLP
10900 Wilshire Blvd., Suite 500
Los Angeles, California 90024
Fax: (310) 208-1154

To the Consultant:

Ghillie Finaz AG
c/o Wayne Coleson
LONGVIEW EQUITY FUND, LP
600 Montgomery Street, 44th Floor
San Francisco, CA 94111
Fax: (415) 981-5302

It is understood that either party may change the address to which notices for it shall be addressed by providing notice of such change to the other party in the manner set forth in this paragraph.

12. Choice of Law, Jurisdiction and Venue. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York. The parties agree that New York, New York will be the venue of any dispute and will have jurisdiction over all parties.

13. Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the alleged breach thereof, or relating to Consultant's activities or remuneration under this Agreement, shall be settled by binding arbitration in New York, New
York, in accordance with the applicable rules of the American
Arbitration Association, Commercial Dispute Resolution Procedures, and judgment on the award rendered by the arbitrator(s) shall be binding on the parties and may be entered in any court having jurisdiction.

14. Complete Agreement. This Agreement contains the entire agreement of the parties relating to the subject matter hereof. This Agreement and its terms may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

AGREED TO:

Company:

5G WIRELESS COMMUNICATIONS, INC.


By: /s/  Jerry Dix
Name:   Jerry Dix
Title:  Chief Executive Officer

Consultant:

Ghillie Finaz, AG


By: /s/  Ghillie Fanaz
Ghillie Fanaz
EX-10                                          INDEPENDENT CONSULTING AGREEMENT

                          INDEPENDENT CONSULTING AGREEMENT

     This Independent Consulting Agreement ("Agreement"), effective as of the 22nd day of September, 2004 ("Effective Date") is entered into by and between 5G WIRELESS COMMUNICATIONS, INC., a Nevada corporation (herein referred to as the "Company") and Ghillie Finaz, AG (herein referred to as the "Consultant").

                                      RECITALS

     WHEREAS, the Company is a publicly-held corporation with its common stock traded on the Over the Counter Bulletin Board ("OTCBB"); and

     WHEREAS, Company desires to engage the services of Consultant to represent the company as a financial advisory consultant, and to consult with management concerning related Company matters;

     NOW THEREFORE, in consideration of the promises and the mutual covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. Term of Consultancy. Company hereby agrees to retain the Consultant to act in a consulting capacity to the Company, and the Consultant hereby agrees to provide services to the Company commencing immediately and ending one year from the date of this Agreement unless otherwise terminated earlier as provided herein.

2. Duties of Consultant. The Consultant agrees that it will generally provide the following specified consulting services through its officers and employees during the term specified in Section 1, above.

     (a) Consult with and assist the Company in developing and implementing appropriate plans and means for presenting the Company and its business plans, strategy and personnel to the financial community, establishing an image for the Company in the financial community, and creating the foundation for subsequent financial public relations efforts;

     (b) With the cooperation of the Company, maintain an awareness during the term of this Agreement of the Company's plans, strategy and personnel, as they may evolve during such period, and consult with the Company regarding communicating appropriate information regarding such plans, strategy and personnel to the financial community;

     (c) The Consultant will introduce the Company to investors who the Consultant reasonably believes to be "accredited investors," as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "1933 Act"), with whom the Consultant has a pre-existing substantive relationship (the "Offerees").

     (d) At the Company's request, review business plans, strategies, mission statements budgets, proposed transactions and other plans for the purpose of advising the Company of the economic implications thereof; and

     (e) Otherwise perform as the Company's consultant with financial professionals.

3. Allocation of Time and Energies. The Consultant hereby promises to perform and discharge faithfully the responsibilities which may be assigned to the Consultant from time to time by the officers and duly authorized representatives of the Company in connection with the conduct of its financial and communications activities, so long as such activities are in compliance with applicable securities laws and regulations. Consultant and staff shall diligently and thoroughly provide the consulting services required hereunder. Although no specific hours-per-day requirement will be required, Consultant and the Company agree that Consultant will perform the duties set forth herein above in a diligent and professional manner. The parties acknowledge and agree that a disproportionately large amount of the effort to be expended and the costs to be incurred by the Consultant and the benefits to be received by the Company are expected to occur within or shortly after the first two months of the effectiveness of this Agreement. It is explicitly understood that neither the price of the Company's Common Stock, nor the trading volume of the Company's common stock hereunder measure Consultant's performance of its duties. It is also understood that the Company is entering into this Agreement with Consultant, a corporation and not any individual member or employee thereof, and, as such, Consultant will not be deemed to have breached this Agreement if any member, officer or director of the Consultant leaves the firm or dies or becomes physically unable to perform any meaningful activities during the term of the Agreement, provided the Consultant otherwise performs its obligations under this Agreement.

4.  Remuneration.

     4.1 For undertaking this engagement, for previous services rendered, and for other good and valuable consideration, the Company agrees to issue, or have issued, to the Consultant a "Commencement Bonus" of $50,000 payable immediately and an additional $50,000 immediately upon the next closing of a funding by the Company of approximately $1,000,000 in gross proceeds on similar terms as a funding currently contemplated by the Company which initial funding shall close at or about the date of this Agreement.

     4.2 The Company understands and agrees that Consultant has foregone significant opportunities to accept this engagement and that the Company derives substantial benefit from the execution of this Agreement and the ability to announce its relationship with Consultant. The Commencement Bonus, therefore, constitutes payment for Consultant's agreement to consult to the Company and is a non-refundable, non-apportionable, and non-ratable retainer and is not a prepayment for future services. If the Company decides to terminate this Agreement, for any reason whatsoever, it is agreed and understood that Consultant will not be requested or demanded by the Company to return any of the Commencement Bonus referred to in paragraph 4.1 hereunder.

     4.3 Notwithstanding anything else in this Agreement to the contrary, Company and Consultant acknowledge and agree that for purposes of the Company's internal accounting practices, the Company may desire to allocate all or a portion of the Commencement Bonus to any number of the services provided by the Consultant to the Company under this Agreement consistent with United States Generally Accepted Accounting Practices. Accordingly, Consultant agrees to cooperate with the Company, and will provide to the Company reasonable support and documentation in connection with any such allocation process.

5. Indemnification. The Company warrants and represents that all oral communications, written documents or materials furnished to Consultant or the public by the Company with respect to financial affairs, operations, profitability and strategic planning of the Company are accurate in all material respects and Consultant may rely upon the accuracy thereof without independent investigation. The Company will protect, indemnify and hold harmless Consultant against any claims or litigation including any damages, liability, cost and reasonable attorney's fees as incurred with respect thereto resulting from Consultant's communication or dissemination of any said information, documents or materials excluding any such claims or litigation resulting from Consultant's communication or dissemination of information not provided or authorized by the Company.

6. Representations. Consultant represents that, to the best of its knowledge, it is not required to maintain any licenses and registrations under federal or any state regulations necessary to perform the services set forth herein. Consultant acknowledges that, to the best of its knowledge, the performance of the services set forth under this Agreement will not violate any rule or provision of any regulatory agency having jurisdiction over Consultant. Consultant acknowledges that, to the best of its knowledge, Consultant and its officers and directors are not the subject of any investigation, claim, decree or judgment involving any violation of the Securities and Exchange Commission ("SEC") or securities laws. Consultant further acknowledges that it is not a securities broker-dealer. Company acknowledges that, to the best of its knowledge, that it has not violated any rule or provision of any regulatory agency having jurisdiction over the Company. Company acknowledges that, to the best of its knowledge, Company is not the subject of any investigation, claim, decree or judgment involving any violation of the SEC or securities laws.

7. Legal Representation. Each of Company and Consultant represents that they have consulted with independent legal counsel and tax, financial and business advisors to the extent that they deemed necessary.

8. Status as Independent Contractor. Consultant's engagement pursuant to this Agreement shall be as independent contractor, and not as an employee, officer or other agent of the Company. Neither party to this Agreement shall represent or hold itself out to be the employer or employee of the other. Consultant further acknowledges the consideration provided hereinabove is a gross amount of consideration and that the Company will not withhold from such consideration any amounts as to income taxes, social security payments or any other payroll taxes. All such income taxes and other such payment shall be made or provided for by Consultant and the Company shall have no responsibility or duties regarding such matters. Neither the Company nor the Consultant possesses the authority to bind each other in any agreements without the express written consent of the entity to be bound.

9. Attorney's Fee. If any legal action or any arbitration or other proceeding is brought for the enforcement or interpretation of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with or related to this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs in connection with that action or proceeding, in addition to any other relief to which it may be entitled.

10. Waiver. The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by such other party.

11. Notices. All notices, requests, and other communications hereunder shall be deemed to be duly given if sent by U.S. mail, postage prepaid, addressed to the other party at the address as set forth herein below:

To the Company:

5G Wireless Communications, Inc.
4136 Del Rey Avenue
Marina Del Rey, CA 90292
Attn: Jerry Dix, Chairman/Chief Executive Officer
Fax: (310) 823-0981

With a copy by telecopier only to:

Ryan S. Hong, Esq.
Richardson & Patel LLP
10900 Wilshire Blvd., Suite 500
Los Angeles, California 90024
Fax: (310) 208-1154

To the Consultant:

Ghillie Finaz AG
c/o Wayne Coleson
LONGVIEW EQUITY FUND, LP
600 Montgomery Street, 44th Floor
San Francisco, CA 94111
Fax: (415) 981-5302

It is understood that either party may change the address to which notices for it shall be addressed by providing notice of such change to the other party in the manner set forth in this paragraph.

12. Choice of Law, Jurisdiction and Venue. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York. The parties agree that New York, New York will be the venue of any dispute and will have jurisdiction over all parties.

13. Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the alleged breach thereof, or relating to Consultant's activities or remuneration under this Agreement, shall be settled by binding arbitration in New York, New
York, in accordance with the applicable rules of the American
Arbitration Association, Commercial Dispute Resolution Procedures, and judgment on the award rendered by the arbitrator(s) shall be binding on the parties and may be entered in any court having jurisdiction.

14. Complete Agreement. This Agreement contains the entire agreement of the parties relating to the subject matter hereof. This Agreement and its terms may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

AGREED TO:

Company:

5G WIRELESS COMMUNICATIONS, INC.


By: /s/  Jerry Dix
Name:   Jerry Dix
Title:  Chief Executive Officer

Consultant:

Ghillie Finaz, AG


By: /s/  Ghillie Fanaz
Ghillie Fanaz